Exhibit 99.11b

                                                                 EXECUTION COPY

                      Morgan Stanley Mortgage Capital Inc.

                                      and

                       Morgan Stanley Credit Corporation

                             ---------------------

                  THIRD AMENDED AND RESTATED MASTER MORTGAGE
                            LOAN PURCHASE AGREEMENT

                          Dated as of November 1, 2005

                            ----------------------






           Fixed, Adjustable Rate, and Pledged Asset Mortgage Loans

                          Seller Flow Delivery Program

                               Table of Contents

Section 1.  Definitions ......................................................4
Section 2.  Purchase of Mortgage Loans ......................................15
Section 3.  Delivery Requirements. ..........................................16
Section 4.  Examination of Mortgage Files ...................................20
Section 5.  Representations, Warranties and Agreements of Seller ............20
Section 6.  Representations, Warranties and Agreements of Purchaser .........30
Section 7.  Servicing Obligations of Seller; Compliance with Regulation AB ..31
Section 8.  Additional Indemnification by the Seller; Third Party Claims ....41
Section 9.  Intention of the Parties ........................................41
Section 10. Costs ...........................................................41
Section 11. Further Agreements of Seller ....................................42
Section 12. Mandatory Delivery ..............................................42
Section 13. Termination .....................................................42
Section 14. Seller's Right of First Refusal .................................42
Section 15. Severability Clause .............................................42
Section 16. Waivers .........................................................43
Section 17. Survival ........................................................43
Section 18. Successor and Assigns:  Assignment of Purchase Agreement ........43
Section 19. Notices .........................................................43
Section 20. Counterparts ....................................................43
Section 21. Entire Agreement ................................................43
Section 22. Governing Law and Amendments ....................................44
Section 23. Exhibits ........................................................44
Section 24. General Interpretive Principles .................................44
Section 25. Reproduction of Documents .......................................44
Section 26. Attorney-In-Fact ................................................45
Section 27. Confidentiality .................................................45

EXHIBIT 1   CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 2   FORM OF AMENDED AND RESTATED MASTER SERVICING AGREEMENT
EXHIBIT 3   FORM OF CUSTODIAL AGREEMENT
EXHIBIT 4   UNDERWRITING GUIDE OF SELLER
EXHIBIT 5   FORM OF CERTIFICATE OF SELLER
EXHIBIT 6   FORM OF ASSIGNMENT FOR ADDITIONAL COLLATERAL AGREEMENTS
EXHIBIT 7   FORM OF NOTICE OF ASSIGNMENT TO AND ACKNOWLEDGMENT BY
            PURCHASER
EXHIBIT 8   FORM OF WARRANTY BILL OF SALE
EXHIBIT 9   FORM OF TRUST RECEIPT
EXHIBIT 10  FORM OF FINAL TRUST RECEIPT AND CERTIFICATION
EXHIBIT 11  FORM OF ANNUAL CERTIFICATION


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EXHIBIT 12  SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE


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               THIRD AMENDED AND RESTATED MASTER MORTGAGE LOAN
                               PURCHASE AGREEMENT

      This is a THIRD AMENDED AND RESTATED MASTER MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of November 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., a New York corporation having its principal office at 1585 Broadway, New York, New York 10036, and its successors and assigns ("Purchaser"), and Morgan Stanley Credit Corporation, a Delaware corporation having its principal office at 2500 Lake Cook Road, Riverwoods, IL 60015 ("Seller").

                             PRELIMINARY STATEMENT

      Seller and Purchaser are parties to that certain Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of March 1, 2000 (the "Original Purchase Agreement"), pursuant to which Seller may sell, from time to time, to Purchaser, and Purchaser may purchase, from time to time, from Seller, certain groups of fixed- and adjustable-rate, residential first mortgage loans (the "Mortgage Loans") as set forth therein (each date on which a closing of such a sale occurs is referred to as a "Closing Date") on a servicing-retained basis. In addition, Purchaser and Seller are parties to that certain Amended and Restated Master Servicing Agreement, dated as of November 1, 2005 (the "Servicing Agreement") pursuant to which Seller services and administers each Mortgage Loan for Purchaser, its successors and assigns from and after the respective Closing Date. At the present time, Purchaser and Seller desire to amend and restate the Original Purchase Agreement as amended and restated by the Amended and Restated Master Mortgage Loan Purchase Agreement dated as of March 1, 2000 and further amended and restated by the Second Amended and Restated Master Mortgage Loan Purchase Agreement dated as of February 1, 2004, to make certain modifications as set forth herein.

      NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

      Section 1.  Definitions.

      For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below. Other capitalized terms used in this Agreement and not defined herein shall have the respective meanings set forth in the form of Amended and Restated Master Servicing Agreement.

       "Additional Collateral": With respect to any Additional Collateral Mortgage Loan, the securities and other assets held in a Trading Account subject to a security interest securing such Additional Collateral Mortgage Loan.

       "Additional Collateral Mortgage Loan": A Mortgage Loan secured by Additional Collateral in the form of a security interest in the securities and other assets held in a Trading


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

Account and that is identified by Seller as an Additional Collateral Mortgage Loan as to which the Additional Collateral is still required to be provided.

       "Additional Collateral Pledge Agreement": With respect to each Additional Collateral Mortgage Loan, any pledge and security agreement and account control agreement in favor of Seller granting a security interest and other rights in a securities account to secure the related Mortgage Loan.

       "Adjustable Rate Mortgage Loan": A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable with respect thereto in accordance with the terms of the related Mortgage Note.

       "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person.

       "Agreement": This Third Amended and Restated Master Mortgage Loan Purchase Agreement and all exhibits hereto, amendments hereof and supplements hereto.

       "Appraised Value": With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal, made for the originator at the time of the origination of the Mortgage Loan, and (ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

       "Assignment": An assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages securing Mortgaged Properties located in the same county, if permitted by applicable law and acceptable for recording by the applicable recording office. With respect to any Mortgage Loan registered with MERS, an Assignment shall include a notice of transfer sufficient under the governing instruments of MERS to reflect a transfer of the Mortgage Loan. An Assignment shall include, as applicable, such instruments as are necessary and sufficient under the laws of the jurisdiction where a Cooperative Apartment is located to reflect of record the sale or transfer of the Mortgage Loan and security interest in the Mortgaged Property affecting such Cooperative Apartment.

       "Assumed Principal Balance": With respect to any Mortgage Loan as of any date of determination (i) the outstanding principal balance as of the Cut-off Date, after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously distributed to Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section
5.03 of the Amended and Restated Master Servicing Agreement.

       "Balloon Mortgage Loan": Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.


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       "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings associations in the States of New York or Illinois are authorized or obligated by law or executive order to be closed.

       "Certificate of Seller": A certificate signed by the Secretary or one of the Assistant Secretaries of Seller, substantially in the form attached hereto as Exhibit 5.

       "Closing Date": For each Transaction, the date on which Seller actually sells to Purchaser, and Purchaser actually purchases from Seller, the Mortgage Loans listed on the Final Mortgage Loan Schedule attached to the respective Warranty Bill of Sale.

       "Closing Documents": (i) With respect to the Initial Closing Date, the following documents:

       (A)  two counterparts of this Agreement;

       (B) two counterparts of the Amended and Restated Master Servicing Agreement;

       (C)  three counterparts of the Custodial Agreement;

       (D)  the Certificate of Seller, dated as of the Initial Closing Date;

       (E)  the Initial Custody Receipt, dated the Initial Closing Date; and

       (F) ten (10) counterparts of a power of attorney in the form of Exhibit A to the Amended and Restated Master Servicing Agreement.

(ii) With respect to the Initial Closing Date and each subsequent Closing Date, the following documents:

       (A)  the Final Mortgage Loan Schedule for the related Transaction;

       (B) the initial Custody Receipt (as defined in the Custody Agreement) for the related Transaction, dated the Closing Date, with only such exceptions noted on Schedule B thereto as shall be acceptable to Purchaser;

       (C) the Warranty Bill of Sale with respect to the Mortgage Loans for the related Transaction, dated the Closing Date:

       (D) An original assignment in the form of Exhibit 6 attached hereto of the Additional Collateral Pledge Agreements with respect to the Additional Collateral Mortgage Loans; and


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      (E)   The assignment and notice of transfer by Morgan Stanley Credit
            Corporation of the security interest on the Trading Accounts from Seller to Purchaser.

      "Commission": The United States Securities and Exchange Commission

      "Converted Mortgage Loan": A Convertible Mortgage Loan with respect to which the related Mortgagor has exercised its option to convert the related Mortgage Note from a Mortgage Note with an adjustable interest rate to a Mortgage Note with a fixed interest rate.

       "Convertible Mortgage Loan": An Adjustable Rate Mortgage Loan with a Mortgage Note that contains an option of the Mortgagor to convert the related Mortgage Note from a Mortgage Note with an adjustable interest rate to a Mortgage Note with a fixed interest rate.

       "Cooperative Apartment": A dwelling unit in a multi-dwelling building owned or leased by a cooperative housing corporation, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease in accordance with the laws of the state in which the building is located.

       "Cooperative Loan": A Mortgage Loan evidenced by a Mortgage Note and secured by a first lien against (i) shares issued by a cooperative housing corporation and (ii) the related Mortgagors' leasehold interest in the Mortgagor's Cooperative Apartment. The security interest created in the Mortgagor's Cooperative Apartment and the proprietary lease shall include the following documentation, as required by the applicable laws of the state in which such Cooperative Apartment is located: (a) a security agreement, (b) the related UCC-1 Financing Statement, (c) an assignment of the cooperative lease,
(d) the stock certificate evidencing ownership of such Cooperative Apartment, appropriately endorsed, or an equivalent stock power, (e) a recognition agreement, and (f) such other documents as are necessary and proper for the perfection of a lien against such Cooperative Apartment, all as are required under state law.

       "Custodial Account": The separate trust account or accounts created and maintained pursuant to Section 4.04 of the Amended and Restated Master Servicing Agreement which shall be entitled "Morgan Stanley Credit Corporation, in trust for Morgan Stanley Mortgage Capital Inc.," or such other title as is requested by Purchaser.

       "Custodial Agreement": The Custodial Agreement, among Seller, Purchaser and the Custodian for the retention of each Mortgage Note, Mortgage, Assignment and certain other portions of each Mortgage File, substantially in the form attached to this Agreement as Exhibit 3, as the same may be amended, modified, restated or supplemented from time to time.

       "Custodian": The Custodian under the Custodial Agreement, or its successor.

       "Cut-off Date": With respect to each Mortgage Loan, the first day of the month in which the related Closing Date occurs.


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       "Deleted  Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

       "Due Date": As to any Mortgage Loan, the day each Monthly Payment is due on such Mortgage Loan, exclusive of any days of grace.

       "Equity Refinanced Mortgage Loan": A Refinanced Mortgage Loan in which the Mortgagor used less than the entire amount of the proceeds (net of any closing costs, including discount and origination fees and prepaid items) to refinance an existing mortgage loan and any junior lien that existed on the related Mortgaged Property at the date of origination of the Refinanced Mortgage Loan.

       "Exchange Act": The Securities Exchange Act of 1934, as amended.

       "Fannie  Mae":   Fannie  Mae,  f/k/a  the  Federal  National   Mortgage
Association, or any successor organization.

       "Fannie Mae Guides": The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide, and all amendments or additions thereto."

       "Final Mortgage Loan Schedule": The list of Mortgage Loans for a Transaction, which list shall set forth the following information with respect to each Mortgage Loan:

      (i)      the loan number;

      (ii)     the Mortgagor's name;

      (iii) the street address of the Mortgaged Property, including city, state and zip code;

      (iv)     the Mortgage Interest Rate at origination;

      (v) for each Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date and the first Payment Adjustment Date;

      (vi)     for each Adjustable Rate Mortgage Loan, the Gross Margin;

      (vii)    for each Adjustable Rate Mortgage Loan, the Lifetime Rate Cap;

      (viii)   for each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

      (ix)     the original term to maturity;

      (x)      the original principal balance;

      (xi)     the first payment date;


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      (xii)    the maturity date;

      (xiii)   the Monthly Payment in effect as of the related Cut-off Date;

      (xiv) the principal balance as of the related Cut-off Date, after giving effect to all payments of principal due on or before such date, whether or not received;

      (xv)     the Loan-to-Value Ratio as of the date origination;

      (xvi) a code indicating whether the Mortgaged Property is occupied by Mortgagor;

      (xvii)   a code indicating the type of residential dwelling;

      (xviii) a code indicating whether the Mortgage Loan is a purchase mortgage loan, rate/term refinance loan, limited cash-out loan or cash-out refinance loan;

      (xix) a code indicating whether the Mortgage Loan is covered by a Primary Mortgage Insurance Policy;

      (xx) a code indicating whether the Mortgage Loan is a Limited Documentation Mortgage Loan;

      (xxi) a code indicating whether the Mortgage Loan is an Additional Collateral Mortgage Loan;

      (xxii) for each Adjustable Rate Mortgage Loan, a code indicating the type of Index;

      (xxiii) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan;

      (xxv) the Servicing Fee Rate applicable to such Mortgage Loan, and if such Mortgage Loan is an Adjustable Rate Mortgage Loan whose first Interest Rate Adjustment has not occurred, the Servicing Fee Rate (if different) prior to the first Interest Rate Adjustment Date;

      (xxvi) a code indicating whether the Mortgage Loan is a Convertible Mortgage Loan;

      (xxvii)  a code indicating whether the Mortgagor is self-employed;

      (xxviii) a code indicating the value of the Mortgagor's assets at origination;

      (xxix)   Appraised Value; and

      (xxx) a code indicating the Primary Mortgage Insurance Policy provider and percent of coverage, if applicable.


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Such schedule shall also set forth the weighted average of the amounts described under (iv) above for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

       "Fixed Rate Mortgage Loan": A Mortgage Loan that provides for a fixed Mortgage Interest Rate over the term of the related Mortgage Note.

       "Freddie Mac": Freddie Mac, f/k/a the Federal Home Loan Mortgage Corporation, or any successor organization.

       "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points set forth in the Final Mortgage Loan Schedule that is added to the Index on each Interest Rate Adjustment Due Date in accordance with the terms of the related Mortgage Note to determine the Mortgage Interest Rate for such Mortgage Loan, subject to any applicable Periodic Rate Cap and Lifetime Rate Cap.

       "High Cost Loan": A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

       "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the index used to determine the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan, as specified in the related Mortgage Note, in each case as available the number of days prior to any Interest Rate Adjustment Date set forth in the related Mortgage Note, which index may be (i) the average of the London Interbank Offered Rates for one- or six-month U.S. dollar deposits, as published in the "Money Rates" table of The Wall Street Journal or elsewhere (as specified in the related Mortgage Note) on the date or dates specified in such Mortgage Note for the determination of such rate, (ii) the weekly average of the closing market bid yields on actively traded U.S. Treasury securities adjusted to a constant maturity of one year,
(iii) the weekly average or the monthly average of weekly average auction rates on U.S. Treasury bills with a maturity of six months, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15. (519), (iv) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of one (1) year, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15. (519), (v) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of five (5) years, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15. (519), (vi) the prime rate specified in the related Mortgage Note, as published in the "Money Rates" table of The Wall Street Journal, or elsewhere (as specified in such Mortgage Note), (vii) the monthly weighted average cost of funds of members of the Federal Home Loan Bank of San Francisco, (viii) such other standard for determining the change in the interest rate as may be set


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forth in the related Mortgage Note, or (ix) if such index is not so published or is otherwise unavailable, such comparable alternative index selected by Seller in accordance with the terms of the Mortgage Notes and in consultation with Purchaser.

       "Initial Closing Date": The first Closing Date to occur.

       "Initial Custody Receipt": For each Transaction, the initial Custody Receipt, executed by the Purchaser or the Custodian with respect to the Mortgage Loans for such Transaction, substantially in the form of Exhibit One to the Custodial Agreement.

       "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

       "Lifetime Rate Cap": With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Interest Rate that may be borne thereby, as set forth in the related Mortgage Note.

       "Limited Documentation Mortgage Loan": A Mortgage Loan that was originated pursuant to a "limited documentation" or "easy qualifier" underwriting program.

       "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, as of any date on which a determination thereof is made, the ratio on such date of the outstanding principal balance of such Mortgage Loan to the Appraisal Value of the related Mortgaged Property.

       "MERS": Mortgage Electronic Registration Systems, Inc.

       "Monthly Payment": The scheduled monthly payment of interest and, when applicable, principal on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note on every Due Date.

       "Mortgage": The mortgage, trust deed or other instrument securing the respective Mortgage Loan, as the same may be amended, modified, restated or supplemented from time to time.

       "Mortgage File": As to any Mortgage Loan, the mortgage, any related mortgage documents and, if the Mortgaged Property is a Cooperative Apartment, all documents relating to the security interest in a Cooperative Apartment, including but not limited to all paper, computer generated and microfiche records, pertaining to a particular Mortgage Loan which are specified in
Exhibit 1 hereto and any additional documents required to be added to the Mortgage File pursuant to the Program Documents.

       "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan, net of any premium on any related Primary Mortgage Insurance Policy and any continuing compensation paid to correspondent lenders; provided that, with respect to any Adjustable Rate


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Mortgage Loan, the term "Mortgage Interest Rate" shall mean the annual rate applicable thereto as the same may be adjusted on any Interest Rate Adjustment Date and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

       "Mortgage Loan": An individual Mortgage Loan, including but not limited to all documents included in the Mortgage File, Monthly Payments, principal prepayments, insurance proceeds, condemnation proceeds, liquidation proceeds, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, and which is the subject of this Agreement. Each Mortgage Loan set forth on the Final Mortgage Loan schedule attached to a Warranty Bill of Sale will initially be subject to this Agreement, commencing on the respective Closing Date for the related Transaction.

       "Mortgage Loan Documents": With respect to each Mortgage Loan, the documents specified in Section 3(b) of this Agreement, which documents Seller shall deliver to the Purchaser or Custodian pursuant thereto.

       "Mortgage Loan Payments": With respect to each Mortgage Loan (i) all scheduled principal due after the related Cut-off-Date, (ii) all other recoveries of principal collected after the related Cut-off Date and collected by Seller after the related Cut-off Date, and (iii) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate minus that portion of any such payment that is allocable to the period prior to the related Cut-Off Date; provided, however, that payments of scheduled principal and interest prepaid for a due date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date and that such principal and such prepaid amounts (minus interest at the Servicing Fee Rate) shall constitute a part of the Mortgage Loan Payments, which prepaid amounts Seller shall deposit into the related Custodial Account established for the benefit of Purchaser for subsequent remittance by Seller to Purchaser pursuant to the Amended and Restated Master Servicing Agreement.

       "Mortgage Loan Remittance Rate": With respect to each Mortgage Loan, the related Mortgage Interest Rate minus the Servicing Fee Rate.

       "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

       "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling or a single Cooperative Apartment including the stock certificates evidencing ownership in such Cooperative Apartment, the proprietary lease and all attendant right, title and interest thereto.

       "Mortgagor": The obligor on a Mortgage Note.

       "Payment Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first date on which payments thereon may be adjusted and all subsequent such dates of


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adjustment, as set forth in the related Final Mortgage Loan Schedule and in the related Mortgage Note.

       "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan as to which the related Final Mortgage Loan Schedule indicates the existence of Periodic Rate Cap, the provision of the related Mortgage Note that provides for a maximum amount by which the Mortgage Interest Rate may increase (or, if so indicated on such Final Mortgage Loan Schedule, decrease) on an Interest Rate Adjustment Date above the Mortgage Interest Rate immediately prior to such Interest Rate Adjustment Date.

       "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "Preliminary Mortgage Loan Schedule": The initial list of Mortgage Loans for a proposed Transaction, which list shall set forth at least the information with respect to each Mortgage Loan described in items (i), (ii), (iv), (ix),
(xii), (xiii), (xiv), (xvi), (xx), (xxi), (xxii) and (xxiii) of the definition of "Final Mortgage Loan Schedule". The Preliminary Mortgage Loan Schedule may be electronically delivered to Purchaser.

       "Primary Mortgage Insurance Policy": With respect to each Mortgage Loan, the policy of primary mortgage insurance, if any, in effect as indicated on the related Final Mortgage Loan Schedule, or any replacement policy therefor obtained by Seller pursuant to the Amended and Restated Master Servicing Agreement.

       "Program Documents": With respect to each Transaction, the related Purchase Price and Terms Letter, the related Warranty Bill of Sale, the Amended and Restated Master Servicing Agreement, the Custodial Agreement, this Agreement and each other document or instrument executed or delivered by Seller in connection with any of the foregoing.

       "Purchase Price": With respect to each Mortgage Loan listed on the Final Mortgage Loan Schedule for a Transaction the price paid on the related Closing Date by Purchaser to Seller in exchange for such Mortgage Loan, which amount shall equal the sum of (i) the related Purchase Price Percentage multiplied by the unpaid principal balance of such Mortgage Loan as of the related Cut-off Date, after application of scheduled payments of principal due on or before such Cut-off Date whether or not collected, and (ii) interest scheduled to accrue on the unpaid principal balance of such Mortgage Loan at the Mortgage Loan Remittance Rate, from the related Cut-off Date to the day prior to the related Closing Date, inclusive.

       "Purchase Price and Terms Letter": with respect to each Transaction, the letter agreement or agreements setting forth the general terms and conditions of such Transaction to be consummated as provided herein, with a copy of the related Preliminary Mortgage Loan Schedule, if requested by Purchaser, by and between Seller and Purchaser. The related Purchase Price and Terms Letter shall set forth among other matters, (i) the approximate dollar amount of Mortgage Loans for the related Transaction, (ii) the related Cut-off Date, (iii) the proposed


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Closing Date, (iv) the related Purchase Price Percentage, (v) the related
Servicing Fee Rate, and (vi) the characteristics, including the characteristics set forth in the related Warranty Bill of Sale, for the related Mortgage Loans, both individually and in the aggregate. All of the individual Purchase Price and Terms Letters shall be referred to, collectively, as the "Purchase Price and Terms Letter".

      "Purchase Price Percentage": With respect to each Mortgage Loan, the percentage of par set forth in the related Purchase Price and Terms Letter (subject to adjustment as provided therein) at which Purchaser will purchase the Mortgage Loan from Seller on the Closing Date.

      "Qualified Correspondent": Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

      "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by Seller for a Deleted Mortgage Loan which must, on the date of such substitution
(i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited into the Custodial Account by Seller in the month of substitution pursuant to Section 4.04 (vii) of the Amended and Restated Master Servicing Agreement), (ii) have a Mortgage Interest Rate which is within one percent (1%) per annum of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (iv) comply with each representation and warranty set forth Section 5(b) of this Agreement.

      "Reconstitution": Any Securitization Transaction or Whole Loan Transfer.

      "Regulation AB": Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release

(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which (net of any closing costs, including discount and origination fees and prepaid items) were used in whole or part to satisfy an existing mortgage.

      "Securities Act": The Securities Act of 1933, as amended.

      "Securitization Transfer": Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

      "Servicing Criteria": The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      "Servicing Fee": With respect to any Mortgage Loan and any Remittance Date, the fee payable monthly to Seller, as servicer, under Section 7.03 of the Amended and Restated Master Servicing Agreement.

      "Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum set forth in the related Final Mortgage Loan Schedule as the "Servicing Fee Rate".

      "Static Pool Information": Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

      "Subcontractor": Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Seller or a Subservicer.

      "Subsequent Purchaser": Any Person that acquires an interest in a Mortgage Loan from Purchaser.

      "Subservicer": Any Person that services Mortgage Loans on behalf of the Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

      "Surety Bond Issuer": Shall mean AMBAC Assurance Corporation or any successor thereto.

      "Third-Party Originator": Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

      "Trading Account": With respect to any Additional Collateral Mortgage Loan as to which a Additional Collateral Pledge Agreement was made, the account in which is held the securities and other assets that are subject to such Additional Collateral Pledge Agreement.

      "Transaction": The sale by Seller to Purchaser, and the purchase by Purchaser from Seller, of one or more Mortgage Loans on a Closing Date, as evidenced by the execution and delivery by Seller to Morgan Stanley Mortgage Capital, Inc. as the initial Purchaser, of the Warranty Bill of Sale.

      "Underwriting Guide": The Underwriting Guide of Seller attached hereto as
Exhibit 4, as amended, modified, restated or supplemented from time to time.

      "Warranty Bill of Sale": The warranty bill of sale executed and delivered by Seller to Purchaser on a Closing Date, evidencing the sale of the related Mortgage Loans by Seller to Purchaser and setting forth certain representations and warranties of Seller with respect thereto, in the form attached hereto as
Exhibit 8.

      "Whole Loan Transfer": Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

      Section 2. Purchase of Mortgage Loans.

      (a) Sale and Conveyance of Mortgage Loans. From time to time Seller may offer to sell to Purchaser, and Purchaser may elect to purchase form Seller, Mortgage Loans in one or more Transactions pursuant to the terms and conditions of the Program Documents. The agreement of Seller to sell to Purchaser and of Purchaser to purchase from Seller, Mortgage Loans on a particular Closing Date shall be evidenced by the execution of a Purchase Price and Terms Letter. The obligation of Purchaser to purchase any Mortgage Loan from Seller on any particular Closing Date shall be subject to the satisfaction of the conditions precedent to Purchaser's obligation to purchase set forth in Section 2(b). The sale of each Mortgage Loan shall be reflected in Seller's balance sheet and other financial statements as a sale of assets by Seller.

      (b) Conditions of Closing. On each respective Closing Date (i) Seller will sell, transfer, assign, set over and convey to purchaser without recourse, all of the right, title and interest of Seller in and to the Mortgage Loans included in such Transaction, including all Mortgage Loan Payments, and (ii) Purchaser shall pay to Seller, by wire transfer of immediately available funds to the account of Seller, the Purchase Price for each Mortgage Loan included in such Transaction, subject to the satisfaction of the following conditions to Purchaser's obligation to purchase the Mortgage Loans:

      (A) All of the representation and warranties of Seller under the Program Documents shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred that, with notice or the passage of time, would constitute a default under any Program Document, including an Event of Default under the Amended and Restated Master Servicing Agreement;

      (B) Purchaser shall have received, or Purchaser's attorneys shall have received in escrow, the Closing Documents, in such forms as are agreed upon and as are acceptable to Purchaser, duly executed by all signatories other than Purchaser required pursuant to the respective terms thereof:

      (C) Seller shall have delivered and released to Purchaser or the Custodian all documents required under the Program Documents; and

      (D) Seller shall have complied with all other terms and conditions of this Agreement.

      (c) Record Title and Possession of Mortgage Files. From and after the sale of each Mortgage Loan, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, shall be transferred to, and assumed by, Purchaser. All rights, arising out of each Mortgage Loan, including, but not limited to, all funds received on or in connection with such Mortgage Loans and all records or documents with respect to such Mortgage Loan prepared by or which come into the possession of Seller shall be received and held by Seller in trust for the benefit of Purchaser as the owner of the Mortgage Loan. Any portion of the Mortgage File held by Seller for servicing purposes shall be appropriately marked to clearly reflect ownership of the Mortgage Loan by Purchaser and Seller shall promptly release such portion of the Mortgage File to Purchaser, when Seller's servicing needs no longer necessitate retaining such documents.

      Section 3. Delivery Requirements.

      (a) Final Mortgage Loan Schedules. On or before the date on which Seller and Purchaser execute a Purchase Price and Terms Letter, Seller shall provide Purchaser with the respective Preliminary Mortgage Loan Schedule. Not less than one (1) Business Day prior to the related Closing Date, Seller either (i) shall deliver the related Final Mortgage Loan Schedule to Purchaser or (ii) shall deliver to Purchaser all information with respect to the Mortgage Loans to be sold to Purchaser on such Closing Date that is necessary to enable Purchaser to prepare the related Final Mortgage Loan Schedule, which information shall be delivered on a computer disk on a machine-readable tape or in such other format as Purchaser may reasonably specify.

      (b) Delivery of Mortgage Loan Documents. Seller is currently in possession of the following original Mortgage Loan Documents for each Mortgage
Loan:

            (A) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the Seller by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the custodian is so advised by the Seller that state law so allows; and

            (B) the original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by Seller to be a true and complete copy of the original recorded Mortgage;

            (D) The original policy of title insurance, if applicable (or a preliminary title report if the original title insurance policy has not been received from the title insurance company or if a preliminary title report is the documentation required by Seller).

            (E) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

            (F) the original Assignment of Mortgage for each Mortgage Loan, executed in blank and in form and substance acceptable for recording;

            (G) the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the Seller stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by Seller to be a true and complete copy of the original recorded intervening assignment;

            (H) With respect to the Additional Collateral Mortgage Loan, a copy of any related pledge, security or control agreement, as the case may be.

            (I) With respect to the Additional Collateral Mortgage Loan, a copy of any filed UCC-1 financing statements or, if the UCC-1 has not yet been returned from the recording office, a copy of such UCC-1 which has been delivered for recording and an original form UCC-3 assignment, if applicable.

            If (1) the original Mortgage was not delivered pursuant to clause
(B) above, (2) any original intervening assignment was not delivered pursuant to clause (F) above or (3) the original title insurance policy was not delivered pursuant to clause (C) above, Seller shall use reasonable efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to Purchaser or the Custodian promptly upon receipt thereof. If any such document is not so delivered to Purchaser or the Custodian within one hundred eighty (180) days following the Closing Date (or such longer period of time as may be necessitated solely as a result in delays caused by a party other than the Seller), the related Mortgage Loan shall, upon the request of Purchaser, (i) be repurchased by Seller at the price specified in Section 5(c), or (ii) be replaced by a Qualified Substitute Mortgage Loan (the election of (i) or (ii) being at the option of Purchaser), provided that the Purchaser gives the Seller notice within ten (10) days of the expiration of such delivery period.

            No Assignment of Mortgage evidencing the transactions contemplated hereby shall be recorded by Seller unless required by law. Purchaser may at its option and expense (including recordation fees) prepare and record any Assignment of Mortgage.

            From and after the related Closing Date, Seller, as bailee (the "Bailee"), shall continue to hold the Mortgage Files as custodian and bailee for the Purchaser, the owner of the related Mortgage Loans, and shall issue in the name of the Purchaser or its designee, a trust receipt in the form of
Exhibit 9 hereto (the "Trust Receipt") evidencing the ownership of the Mortgage Loans related thereto.

            At the Purchaser's request, the Bailee shall issue, within 2 Business Days from such request, a final trust receipt and certification evidencing the Purchaser's ownership of the related Mortgage Loans in the form of Exhibit 10 hereto (the "Final Trust Receipt and Certification"), which Final Trust Receipt and Certification shall have attached thereto a list of document exceptions, if any, based upon the documents to be contained in the Mortgage File as listed above.

            Upon 3 Business Days prior written notice from the Purchaser to the Bailee, the Bailee shall deliver or cause to be delivered to the Purchaser or any party designated in such notice, the Mortgage Files, and shall release them to the Purchaser or its designee in accordance with the directions of the Purchaser. Such delivery date(s) shall herein be known as release date(s) (each, a "Release Date").

            In the event that the Bailee fails to deliver any Mortgage File, or any component thereof, in connection with the Purchaser's instructions, the Bailee shall indemnify the Purchaser for and hold the Purchaser harmless against any and all liability, costs and expenses (including attorneys' fees) arising out of such failure to deliver any Mortgage File.

            From and after the Closing Date and until the applicable Release Date, the Bailee shall maintain continuous custody and control of the Mortgage Files as custodian and bailee for the Purchaser.

       (c) Purchaser hereby acknowledges that Seller may register the Mortgages subject to this Agreement with MERS as a nominee for Seller, either through the recordation of a mortgage or deed of trust which shows MERS as a nominee for Seller or by the recordation of an Assignment which shows MERS as a nominee for Seller, for purposes of facilitating the transfer of the Mortgage Loan and/or Mortgage Loan Documents. Purchaser and Seller hereby acknowledge that MERS will have no beneficial interest in the Mortgage Loan and that the registration of the Mortgage Loan with MERS will not in any way affect the rights, title, interest, obligations or responsibilities of Purchaser and Seller under the terms of this Agreement. Purchaser and Seller agree to cooperate in all ways necessary to effectuate the use of MERS for the purpose of facilitating the transfer of applicable Mortgage Loan Documents, and withstanding any other provisions in this Agreement to the contrary, agree to accept such documentation and evidence of transfer provided by MERS under its operating documents to accomplish the transfer of ownership in the Mortgage Loan.

      Section 4.  Examination of Mortgage Files.

      Prior to the respective Closing Date, Seller, shall make available to Purchaser, for examination, the Mortgage File pertaining to each related Mortgage Loan at the offices of Seller, or such other location as Seller and Purchaser shall mutually designate. Such examination may be made by Purchaser of the related Mortgage Loan at any time before the related Closing Date and may be made by Purchaser or any prospective Subsequent Purchaser of such Mortgagee Loan at any time after such Closing Date. If Purchaser makes such examination prior to the Closing Date and identifies any Mortgage Loan that does not conform to the terms of the Purchase Price and Terms Letter, such Mortgage Loan shall be deleted from the Final Mortgage Loan Schedule and may be replaced by a substitute Mortgage Loan that conforms to the terms of the Purchase Price and Terms Letter and that is reasonably acceptable to Purchaser. Purchaser may, at its option and without notice to Seller, purchase all or part of the Mortgage Loans for a Transaction without conducting any partial or complete examination. The failure or omission by Purchaser or any Subsequent Purchaser of the Mortgage Loans to conduct any partial or complete examination of the Mortgage Files shall not affect Purchaser's rights to demand repurchase or other relief as provided under any Program Document.

      Section 5.  Representations, Warranties and Agreements of Seller.

       (a) Seller represents and warrants to Purchaser that as of the date hereof and as of each respective Closing Date (or as of such other date or dates as may be expressly set forth below);

             (i) Seller is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware. Seller has full power and authority, corporate and otherwise, to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under the Program Documents and to sell each Mortgage Loan. To the extent material to Purchaser's rights hereunder, Seller holds all material licenses necessary to carry on its business as now being conducted and is licensed in, qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller, and in any event Seller was and is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan.

             (ii) This Agreement, the Amended and Restated Master Servicing Agreement and the Custodial Agreement have been duly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery thereof by Purchaser and the enforceability thereof against Purchaser, constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

             (iii) As of the respective Closing Date, the related Purchased Price and Terms Letter has been duly authorized, executed and delivered by Seller, and such Purchase Price and Terms letter, assuming the due authorization, execution and delivery thereof by Purchaser and the enforceability thereof against Purchaser, constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

             (iv) As of the respective Closing Date, the related Warranty Bill of Sale has been duly authorized, executed and delivered by Seller, and such Warranty Bill of Sale constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

             (v) the representations and warranties made by Seller under the Amended and Restated Master Servicing Agreement and the related Warranty Bill of Sale are true and correct in all material respects as of the respective Closing Date.

             (vi) Neither the delivery of the Mortgage Loans to Purchaser, nor the sale of the Mortgage Loans to Purchaser, nor the execution or delivery of the Program Documents, nor the consummation of any of the Transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will result in the breach of any term or provision of the certificate of incorporation or by-laws of Seller, or conflict with, result in a material breach or cause an acceleration of or constitute a default under any material term of any material indenture or other material agreement or instrument to which Seller is a party or by which Seller is bound, or any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency, government body or arbitrator having jurisdiction over Seller.

             (vii) There are no actions, proceedings or investigations pending or, to Seller's knowledge, threatened against Seller that, in Seller's judgment, if determined adversely to Seller, would prevent the consummation of any of the Transactions or would materially and aversely affect the interests of Purchaser in the Mortgage Loans, taken as a whole, the validity or enforceability of any of the Program Documents or the ability of Seller to fulfill the terms of any of the Program Documents.

             (viii) Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation, the USA Patriot Act of 2001.

      (b) Seller hereby represents and warrants to Purchaser, as to each Mortgage Loan as of each respective Closing Date or such other date as may be specified below, that:

             (i) The information set forth in the Final Mortgage Loan Schedule is true and correct in all material respects.

             (ii) As of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 29 days and the Mortgage Loan has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

             (iii) With respect to those Mortgage Loans which are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments or other outstanding charges which constitute a lien on the related Mortgaged Property, and all escrow deposits have been collected, are under the control of Seller, and have been applied to the payment of such items in a timely fashion, in accordance with such Mortgage. With respect to those Mortgage Loans for which escrow deposits are not required, to Seller's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property.

             (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, approved, if necessary, by the insurer under any Primary Mortgage Insurance Policy and recorded in all places necessary to maintain the first priority of the lien, the substance of which waiver, alteration or modification is reflected on the Final Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except by operation of law or in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Final Mortgage Loan Schedule.

             (v) Neither the Mortgage Note nor the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and, to Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person with respect thereto.

             (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard property insurance policies in compliance with Seller's policies as from time to time in effect. To the best knowledge of Seller, all such property policies are in effect. On the date of origination, such standard property policies contained a standard mortgage clause naming Seller or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and to the best knowledge of Seller, such clause is still in effect and, to Seller's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance in the amount required under the National Flood Insurance Act of 1994. The Mortgage obligates the Mortgagor to maintain such insurance, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense should the Mortgagor fail to do so and to seek reimbursement therefor from the Mortgagor.

             (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal or state law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by Seller as the originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects.

             (viii) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or release the effect of which is reflected in the loan-to-value ratio for the Mortgage Loan as set forth in the Final Mortgage Loan Schedule), nor to Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

             (ix) Ownership of the Mortgaged Property is held in fee simple or leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate, to Seller's knowledge: (i) the lease is valid, in full force and effect, and conforms to all of Fannie Mae's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults. Except as permitted by the fifth sentence of this paragraph (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters reflected in the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the Appraised Value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein. With respect to each Cooperative Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Cooperative Apartment securing the related Mortgage Note subject only to (a) the lien of the related cooperative for unpaid assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related proprietary lease for the Cooperative Apartment may be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building.

             (x) The Mortgage Note is not subject to a third party's security interest or other rights therein.

             (xi) The Mortgage Note and the related Mortgage are genuine and, to Seller's knowledge, each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. To Seller's knowledge, all parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. To Seller's knowledge, the Mortgage Note and the Mortgage have been duly and properly executed by such parties. To Seller's knowledge no fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. Seller has reviewed all of the documents constituting the Mortgage File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein. An obligor of the debt evidenced by the Mortgage Note is a natural person. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements in the Mortgage as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.

             (xii) Seller has good title to, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest including, to the best knowledge of Seller, any lien, claim or other interest arising by operation of law. Seller has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.

             (xiii) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix) (1) (2) and (3) above)

      Seller, its successors and assigns, the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to Purchaser or the assignment to Purchaser of Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. To Seller's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

             (xiv) To Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan Payment which is not late by more than 30 days, and Seller has not waived any default, breach, violation or event permitting acceleration.

             (xv) To Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to Seller's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

             (xvi) To Seller's knowledge, all material improvements subject to the Mortgage, lie wholly within the boundaries and building restrictions lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties materially encroach upon the Mortgaged Property, except those which are insured against by the title insurance policy referred to in paragraph (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.

             (xvii) Each Mortgage Loan (except for any Mortgage Loan designated as originated by others on any Final Mortgage Loan Schedule) was originated by Seller, and at the time of each such origination of such Mortgage Loan Seller was (except for any Mortgage Loan designated as "originated prior to HUD approval" on any Final Mortgage Loan Schedule) a mortgagee approved by the Secretary of Housing and Urban Development (the "Secretary") pursuant to Sections 203 and 211 of the National Housing Act. Each Mortgage Loan was underwritten generally in accordance with the Underwriting Guide as in effect at the time of origination. The Mortgage contains the usual and customary provision of Seller, if any, in the applicable jurisdiction at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder.

             (xviii) The Mortgaged Property at origination or acquisition was and, to Seller's knowledge, is free of material damage and waste and at origination there was, and to Seller's knowledge there is, no proceeding pending for the total or partial condemnation thereof.

             (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. Seller has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

             (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves as named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor.

             (xxi) With respect to each Mortgage Loan, there is an appraisal on a Fannie Mae or Freddie Mac approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to the applicable requirements of the Financial Institutions Reform Recovery and Enforcement Act and that was signed prior to the origination of such Mortgage Loan application by a qualified appraiser, appointed by Seller or the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan.

             (xxii) No Mortgage Loan contains "subsidized buydown" or graduated payment features.

             (xxiii) The Mortgaged Property has a single-family (one to four-unit) dwelling residence erected thereon, or is an individual condominium unit in a condominium, or a Cooperative Apartment or an individual unit in a planned unit development or in a de minimis planned unit development as defined by Fannie Mae. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land.

             (xxiv) Except as set forth on the Final Mortgage Loan Schedule no Mortgage Loan is a Converted Mortgage Loan. No Mortgage Loan provides for negative amortization.

             (xxv) No Mortgage Loan has an original term in excess of thirty
      (30) years.

             (xxvi) With respect to each Cooperative Loan, (a) there is no provision in any proprietary lease which requires the Mortgagor to offer for sale the cooperative shares owned by such Mortgagor first to the cooperative, (b) there is no prohibition in the proprietary lease against pledging the cooperative shares or assigning the proprietary lease, (c) to Seller's knowledge, the Cooperative Apartment is lawfully occupied under applicable law, and (d) to Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Cooperative Apartment and the related project have been made or obtained from the appropriate authorities.

             (xxvii) There exists no circumstance or condition with respect to the Mortgage Loan, the Mortgaged Property or use thereof, the Mortgagor, the Mortgagor's credit standing or the documentation in the Mortgage File that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan.

             (xxviii) No Mortgage Loan is subject to a prepayment penalty; provided, however, that any Mortgage Loan that is subject to a prepayment penalty as provided in the related Mortgage Note (i) is identified on the related Final Mortgage Loan Schedule, (ii) with respect to Mortgage Loans originated prior to October 1, 2002, no such prepayment penalty may be imposed for a term in excess of five (5) years following origination and
      (iii) with respect to Mortgage Loans originated on or after October 1, 2002, no such prepayment penalty may be imposed for a term in excess of three (3) years following origination.

             (xxix) No Mortgage Loan is a High Cost Loan. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law.

             (xxx) The Mortgage Loan is a "qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended.

             (xxxi) There is no Mortgage Loan that was originated or modified on or after October 1, 2002 and on or prior to March 7, 2003, which is secured by property located in the State of Georgia.

             (xxxii) Seller has, in its capacity as servicer for each Mortgage Loan, caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

             (xxxiii) No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit.

      No Mortgagor obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan. In connection with the origination of any Mortgage Loan, no proceeds from such Mortgage Loan were used to finance or acquire a single premium credit insurance policy.

             (xxxiv) The Mortgagor has not notified Seller, and Seller has no knowledge, of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, or other similar state statute.

             (xxxv) Each Mortgage Loan is covered by a paid in full, life of loan, flood service contract issued by either First American Flood Data Services, Integrated Loan Services or Fidelity, and such contract is transferable.

             (xxxvi) Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract issued by First American Real Estate Tax Service or Fidelity, and such contract is transferable.

      (c) The representations and warranties set forth in Sections 5(a) and 5(b) shall survive the sale of the Mortgage Loans and the delivery of the Mortgage Files to Purchaser notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File. Upon discovery by either Seller or Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Seller shall have a period of ninety (90) days from its discovery or its receipt of notice of any such breach within which to correct or cure such breach. If any such breach cannot be corrected or cured within such ninety-day period, Seller shall, not later than ninety (90) days following discovery or its receipt of notice of such breach, repurchase such Mortgage Loan. Notwithstanding the above sentence, within ninety (90) days of its discovery or its receipt of notice of any breach of the representations or warranties set forth in clause (xxviii), (xxix),
(xxx), (xxxi), (xxxii) and (xxxiii) of Section 5(b), Seller shall repurchase such Mortgage Loan. Any such repurchase shall be at a price equal to (i) the Assumed Principal Balance of the Mortgage Loan plus (ii) accrued interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate has last been paid and distributed to Purchaser to the date of repurchase. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the repurchase price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in accordance with the Amended and Restated Master Servicing Agreement.

      If Seller is required to repurchase any Mortgage Loan pursuant to the preceding paragraph on or prior to the one hundred and twentieth (120th) day following the related Closing Date, Seller may, at its option, substitute a Qualified Substitute Mortgage Loan for such deficient Mortgage Loan within such one hundred and twenty (120) day period, in lieu of repurchasing such deficient Mortgage Loan. As to any Deleted Mortgage Loan for which Seller substitutes a Qualified Substitute Mortgage Loan or Loans, Seller shall effect such substitution by delivering to Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment and such other documents and agreements as are required by Section 3(b). Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by Seller. For the month of substitution, distribution to Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and Seller shall thereafter be entitled to retain all amounts subsequently received by Seller in respect of such Deleted Mortgage Loan. Seller shall give written notice to Purchaser that such substitution has taken place and shall amend the related Final Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, each Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Section 5(a) and 5(b) hereof. Purchaser shall promptly effect the reconveyance of such Deleted Mortgage Loan to Seller.

      For any month in which Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by Seller in the month of substitution pursuant to Section 6.01 of the Amended and Restated Master Servicing Agreement. Accordingly, on the date of such substitution, Seller will deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall in accordance with the Amended and Restated Master Servicing Agreement. Accordingly, on the date of such substitution, the Seller will remit to the Purchaser from its own funds an amount equal to the amount of such shortfall plus one month's interest thereon at the applicable Mortgage Interest Rate minus the related Servicing Fee.

      In addition to such cure, repurchase or substation obligation, Seller shall indemnify Purchaser and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of Seller's representations and warranties contained in Sections 5(a) and 5(b) hereof. Seller's obligation to cure a breach, or to repurchase or substitute a defective Mortgage Loan and to indemnify Purchaser as provided in this Section 5(c), constitute the sole remedies of Purchaser respecting a breach of the foregoing representations and warranties.

       (d) Seller shall repurchase each Converted Mortgage Loan on or before the first day of the month immediately following the date of such conversion at a price equal to (i) the Assumed Principal Balance of the Mortgage Loan, plus
(ii) accrued interest on such Assumed Principal Balance at the Mortgage Interest Rate from the date to which interest has last been paid and distributed to Purchaser to the date of repurchase. Any such repurchase shall be accomplished by deposit into the Custodial Account of the amount set forth in the preceding sentence.

       (e) SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE COLLECTABILITY OF THE MORTGAGE LOANS, THE SECURITY THEREFOR OR THE STATUS OF ANY MORTGAGOR. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER CONCERNING THE MORTGAGE LOANS OR THE MORTGAGE FILES, INCLUDING, WITHOUT LIMITATION, ANY DOCUMENTS RELATED TO MORTGAGE LOANS OR THE ORIGINATION OF THE MORTGAGE LOANS. THE MORTGAGE LOANS AND THE RELATED DOCUMENTS SHALL BE CONSIDERED FOR ALL PURPOSES TO BE PURCHASED BY PURCHASER "AS-IS, WHERE-IS, WITH ALL FAULTS" AND PURCHASED WITHOUT RECOURSE OF ANY KIND TO SELLER. ANY PRIOR REPRESENTATION OR STATEMENTS, WHETHER ORAL OR WRITTEN, AS TO THE MORTGAGE LOANS OR ANY MATTER RELATED THERETO ARE MERGED HEREIN AND ANY SUCH REPRESENTATIONS OR STATEMENTS NOT SPECIFICALLY INCLUDED IN THIS AGREEMENT ARE HEREBY WITHDRAWN BY SELLER, AND PURCHASER ACKNOWLEDGES THAT IS NOT RELYING ON THEM.

      Section 6.  Representations, Warranties and Agreements of Purchaser.

      (a) Purchaser, without conceding that any Mortgage Loans are securities, hereby make the following representations, warranties and agreements, which shall have been deemed to have been made as of the respective Closing Date:

             (i) Purchaser is acquiring the Mortgage Loans for its own account only and not for any other Person.

             (ii) Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans.

             (iii) Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested.

             (iv) Neither Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Mortgage Loans under the Securities Act, or that would render the disposition of any Mortgage Loan a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Mortgage Loans.

      (b) Purchaser represents and warrants to Seller that as of the date hereof, as of the date of each respective Purchase Price and Terms Letter as of each respective Closing Date (or as of such other date or dates as may be expressly set forth below):

             (i) Purchaser is duly organized, validly existing and in good standing as a corporation under the laws of the state of New York. Purchaser has full power and authority (corporate and otherwise) to enter into and perform its obligations under the Program Documents.

             (ii) This Agreement, the Amended and Restated Master Servicing Agreement and the Custodial Agreement each has been duly authorized, executed and delivered by Purchaser, and each constitutes the legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

             (iii) As of the date of respective Purchase Price and Terms Letter and as of the respective Closing Date, the Purchase Price and Terms Letter has been duly authorized, executed and delivered by Purchaser, and the Purchase Price and Terms Letter constitutes the legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

             (iv) Neither the delivery of the related Purchase Price to Seller, nor the purchase of the Mortgage Loans by Purchaser, nor the execution or delivery of the related Program Documents, nor the consummation of any of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will result in the breach of any term or provision of the charter or by-laws of Purchaser, or conflict with, result in a breach, violation or acceleration of or constitute a default under a material term of any indenture or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound or any statute, order or regulation or any court, regulatory body, administrative agency, governmental body or arbitrator.

             (v) There are no actions, proceedings or investigations pending or, to Purchaser's knowledge, threatened against Purchaser that, either in any one instance or in the aggregate, could draw into question the validity of any of the Program Documents or prevent the consummation of any of the Transactions.

             (vi) No consent, approval, authorization or order of any court, regulatory body, administrative agency, governmental body or arbitrator is required for the execution or delivery by Purchaser of any of the Program documents, the performance by Purchaser of its obligations hereunder or the consummation by Purchaser of any of the Transactions.

             (vii) Purchaser has not dealt with any broker, investment banker, agent or other person, except Seller, who may be entitled to any commission or compensation in connection with the purchase of the Mortgage Loans.

      Section 7.  Compliance with Regulation AB.

            Subsection 7.01   Intent of Parties; Reasonableness.

      From and after each Closing Date, Seller will service and administer each Mortgage Loan purchased on such Closing Date pursuant to the terms of the Amended and Restated Master Servicing Agreement for the benefit of Purchaser, as the initial "Purchaser" thereof, and such Mortgage Loan will be deemed to be added to the "MSA Mortgage Loan Schedule" under the Amended and Restated Master Servicing Agreement.

      The Purchaser and the Seller acknowledge and agree that the purpose of
Section 7 of this Agreement is to facilitate compliance by the Purchaser with the provisions of Regulation AB and related rules and regulations of the Commission. The Purchaser shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser to permit the Purchaser to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser to be necessary in order to effect such compliance.

            Subsection 7.02 Additional Representations and Warranties of the Seller

       (a) The Seller shall be deemed to represent to the Purchaser, as of the date on which information is first provided to the Purchaser under Subsection
7.03 that, except as disclosed in writing to the Purchaser prior to such date:
(i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the

Seller; (iv) no material changes to the Seller's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller's financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction of a type described in Item 1119 of Regulation AB.

      (b) If so requested by the Purchaser on any date following the date on which information is first provided to the Purchaser under Subsection 7.03, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

            Subsection 7.03 Information to Be Provided by the Seller

      In connection with any Securitization Transaction the Seller shall (i) within five Business Days following request by the Purchaser, provide to the Purchaser (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser (in writing and in form and substance reasonably satisfactory to the Purchaser) the information specified in paragraph (d) of this Section.

       (a) If so requested by the Purchaser, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or
(ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

             (A) the originator's form of organization;

             (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser, to an analysis of the performance of the Mortgage

      Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

             (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

             (D) a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser in writing in advance of such Securitization Transaction:

                  (1)   the sponsor;
                  (2)   the depositor;
                  (3)   the issuing entity;
                  (4)   any servicer;
                  (5)   any trustee;
                  (6)   any originator;
                  (7)   any significant obligor;
                  (8)   any enhancement or support provider; and
                  (9)   any other material transaction party.

      (b) If so requested by the Purchaser, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in a form customarily provided by the Seller, and need not be customized for the Purchaser. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser.

      Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser, in the same format in which Static Pool Information was previously provided to such party by the Seller.

      If so requested by the Purchaser, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser shall designate, which may include, by way of example, any Sponsor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser.

       (c) If so requested by the Purchaser, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108 of Regulation AB. Such information shall include, at a minimum:

            (A) the Servicer's form of organization;

            (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                  (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                   (2) the extent of outsourcing the Servicer utilizes;

                   (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                   (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                   (5) such other information as the Purchaser may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

            (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

            (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

            (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

            (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

             (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

             (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

      (d) If so requested by the Purchaser for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) notify the Purchaser in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser a description of such proceedings, affiliations or relationships.

      (e) As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser, at least fifteen
(15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser, all information reasonably requested by the Purchaser in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

      (f) In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser, the Seller shall provide such information reasonably available to the Seller regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

            Subsection 7.04 Servicer Compliance Statement.

      On or before March 1 of each calendar year, commencing in 2007, the Seller shall deliver to the Purchaser a statement of compliance addressed to the Purchaser and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

            Subsection 7.05 Report on Assessment of Compliance and Attestation.

      (a) On or before March 1 of each calendar year, commencing in 2007, the Seller shall:

            (i) deliver to the Purchaser a report (in form and substance reasonably satisfactory to the Purchaser) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and signed by an authorized officer of the Seller, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 12 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (ii) deliver to the Purchaser a report of a registered public accounting firm reasonably acceptable to the Purchaser that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Subsection 7.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

            (iv) deliver to the Purchaser and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 11.

The Seller acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

      (b) Each assessment of compliance provided by a Subservicer pursuant to Subsection 7.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 12 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Subsection 7.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to Subsection 7.06.

            Subsection 7.06 Use of Subservicers and Subcontractors.

      The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (a) of this Section. The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (b) of this Section.

      (a) It shall not be necessary for the Seller to seek the consent of the Purchaser to the utilization of any Subservicer. The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser to comply with the provisions of this Section and with Subsections 7.02, 7.03(c) and (e), 7.04, 7.05 and 7.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 7.03(d) of this Agreement. The Seller shall be responsible for obtaining from each Subservicer and delivering to the Purchaser any servicer compliance statement required to be delivered by such Subservicer under Subsection 7.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Subsection 7.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Subsection 7.05 as and when required to be delivered.

      (b) It shall not be necessary for the Seller to seek the consent of the Purchaser to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser a written description (in form and substance satisfactory to the Purchaser) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Purchaser to comply with the provisions of Subsections 7.05 and 7.07 of this Agreement to the same extent as if such Subcontractor were the Seller. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser any assessment of compliance and attestation required to be delivered by such Subcontractor under Subsection 7.05, in each case as and when required to be delivered.

            Subsection 7.07 Indemnification; Remedies.

      (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

             (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Section 7 by or on behalf of the Seller, or provided under this Section 7 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause
      (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

             (ii) any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 7, including any failure by the Seller to identify pursuant to Subsection 7.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

             (iii) any breach by the Seller of a representation or warranty set forth in Subsection 7.02(a) or in a writing furnished pursuant to Subsection 7.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 7.02(b) to the extent made as of a date subsequent to such closing date.

      In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

      (b) (i) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 7, or any breach by the Seller of a representation or warranty set forth in Subsection 7.02(a) or in a writing furnished pursuant to Subsection 7.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 7.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

            (ii) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsection 7.04 or 7.05, including any failure by the Seller to identify pursuant to Subsection 7.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

             (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer), for all reasonable expenses incurred by the Purchaser (or such designee), as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

      Section 8. Additional Indemnification by the Seller; Third Party Claims

      The Seller shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to Seller's indemnification pursuant to Section 5 or the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

      Section 9. Intention of the Parties.

      With respect to each Transaction, it is the intention of the parties that Purchaser is purchasing, and Seller is selling, interests in the related Mortgage Loans and not a debt instrument of Seller or any other security. Accordingly, the parties each intend to treat each Transaction for federal income tax purposes as a sale by Seller, and a purchase by Purchaser, of the related Mortgage Loans.

      Section 10. Costs.

      Seller shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and those expenses incurred in connection with the transfer and delivery by Seller of the Mortgage Loans pursuant hereto. The fees and expenses due under the Amended and Restated Master Servicing Agreement and those of the Custodian and Purchaser's brokers' and attorneys' fees and expenses, shall be paid by Purchaser.

      Section 11. Further Agreements of Seller.

      Seller and Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements, and take such actions, as may be necessary or appropriate to effectuate the purposes of this Agreement.

      Section 12. Mandatory Delivery.

      The sale and delivery on any Closing Date of the Mortgage Loans described on the related Final Mortgage Loan Schedule is mandatory from and after the date of the execution of the related Purchase Price and Terms Letter.

      Section 13. Termination.

      Either Seller or Purchaser may terminate this Agreement as to future Transactions upon notice to the other party, but no such termination shall affect any Transaction previously consummated or the rights and obligations of Seller and Purchaser with respect thereto under the Program Documents.

      Section 14. Seller's Right of First Refusal

      If Purchaser shall elect to sell any Mortgage Loans purchased under this Agreement to any third party other than an Affiliate of Purchaser, Purchaser hereby agrees that Seller will have a non-exclusive right to bid to purchase such Mortgage Loans and, if Purchaser shall elect to seek from one or more third parties bids to purchase such Mortgage Loans, Seller will have a right to review such bids and to purchase such Mortgage Loan in the event that Seller offers Purchaser equivalent or better terms than those actually offered by any third party as part of a bona fide, independent offer.

      Section 15. Severability Clause.

      Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition of unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 16. Waivers.

      No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      Section 17. Survival.

      Each party agrees that the representations, warranties and agreements made by such party herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on the other party's behalf.

      Section 18. Successor and Assigns:  Assignment of Purchase Agreement.

      This Agreement shall bind and inure to the benefit of and be enforceable by Seller and Purchaser and the respective successors and assigns of Seller and Purchaser; provided that this Agreement cannot be assigned, pledged or hypothecated by Seller or Purchaser to a third party without the consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that either party may assign this Agreement without the consent of the other party to any Affiliate; further provided, however, that no novation shall occur as a result of any such assignment (whether or not such consent is received). Purchaser acknowledges that the assignment of any or all of its rights under this Agreement without the consent of the Surety Bond Issuer may affect, impair or eliminate the insurance provided by the Surety Bond to the extent set forth therein. No assignment shall relieve the Assignor from any liability hereunder without the consent of the other party hereto.

      Section 19. Notices.

      Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by registered mail, postage prepaid, and return receipt requested, or transmitted by telex or telegraph and confirmed by a similar mailed writing, or otherwise received, if to Purchaser, addressed to Purchaser at Morgan Stanley Mortgage Capital Inc. at 1633 Broadway, New York, NY 10019, Attention: Whole Loan Operations Manager, or to such other address as Purchaser may designate in writing to Seller, and, if to Seller, addressed to Morgan Stanley Credit Corporation at 2500 Lake Cook Road, Riverwoods, IL 60015, Attention: Law Division, with a copy to the Vice President, Secondary Marketing, at the same address, or to such other address as Seller may have designated in writing to Purchaser.

      Section 20. Counterparts.

      This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

      Section 21. Entire Agreement.

      This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions; provided, however, that this Agreement shall not be deemed to supersede any other Program Document or any agreement, instrument or other document executed in connection therewith.

      Section 22. Governing Law and Amendments.

      This Agreement is to be governed by, and construed in accordance with, the internal laws (as compared to conflicts of law provisions) of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      Section 23. Exhibits.

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

      Section 24. General Interpretive Principles.

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

             (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

             (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

             (iii) references herein to "Articles", "sections", "Subsections", Paragraphs", and other subdivisions without reference to a document are to be designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

             (iv) a reference to a Subsection without further reference to a
      Section is a reference to such Subsection as contained in the same
      Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

             (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

            (vi) the terms "include" or "including" shall mean without limitation by reason of enumeration.

      Section 25. Reproduction of Documents.

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers, and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      Section 26. Attorney-In-Fact.

      Purchaser is hereby irrevocably appointed as Seller's attorney in fact for the limited purpose of completing and recording Assignments of the Mortgages, and is hereby granted express authority to complete such Assignments in the name of Purchaser and to record the same at Purchaser's expense; provided, however, that no such authority shall exist with respect to any Mortgage which is repurchased or replaced by a Qualified Substitute Mortgage Loan in accordance with the terms and conditions of this Agreement. In the event that Purchaser has already recorded an Assignment with respect to a Mortgage Loan which is subsequently repurchased or replaced by a Qualified Substitute Mortgage Loan under this Agreement, Purchaser shall execute and record an additional Assignment assigning such Mortgage Loan back to Seller. .

      Section 27. Confidentiality.

      Purchaser and Seller will consult with each other regarding press releases or other public announcements related to this Agreement and the transactions contemplated hereby, and neither Purchaser nor Seller shall issue any such press release or announcement without the prior written consent of the other, except as otherwise required by applicable law. Purchaser and Seller shall hold in confidence and shall not disclose to any Person the amount of the Purchase Price, the terms of the Purchase Price and Terms Letter or the Purchase Price Percentage, except (a) to any Governmental Authority with jurisdiction over Purchaser or Seller or any Affiliate of Purchaser or Seller or as otherwise required by applicable law, (b) as part of any filing to be made with any Governmental Authority, (c) in response to any subpoena or other legal process, (d) to any prospective successor or assign (subject to such Person entering into a comparable confidentiality agreement in favor of Purchaser and Seller), or (e) to legal counsel, accountants and financial advisors of Purchaser or Seller or their Affiliates. Purchaser agrees to treat all information provided to it by Seller regarding any Mortgagor in a manner consistent with federal or state laws regulating a customers' right to privacy.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first set forth above.

                                    Morgan Stanley Mortgage Capital Inc.

                                    By:_______________________________________
                                     Name:

                                     Title:

                                    Morgan Stanley Credit Corporation

                                    By:_______________________________________
                                     Name:

                                     Title:

                                   EXHIBIT 1

                         CONTENTS OF EACH MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (in such format as may be agreed upon by both parties):

      1. The documents specified in Section 3(b) of the Agreement.

      2. Copy of survey of the Mortgaged Property, if any.

      3. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, homes association declarations, etc.

      4. Evidence of property insurance policy and endorsement and, if required by law, evidence of flood insurance policy and endorsement.

      5. Closing statement.

      6. Loan application.

      7. Verification of acceptable evidence of source and amount of down payment.

      8. Credit report on the Mortgagor.

      9. Appraisal report.

      10. Photograph of the Mortgaged Property.

      11. Executed disclosure statement.

      12. All other papers and records received by Seller or to documents the Mortgage Loan.

      In addition to the above, with respect to each Cooperative Loan, the Mortgage File shall contain each of the following items:

      1. a copy of the proprietary lease;

      2. a copy of the recognition agreement;

      3. a copy of the security agreement;

      4. a copy of the assignment of proprietary lease;

      5. a copy of the cooperative stock certificate; and

      6. a copy of UCC-1 Financing Statements.

                                   EXHIBIT 2

              FORM OF MASTER AMENDED AND RESTATED SERVICING AGREEMENT

                                   EXHIBIT 3

                          FORM OF CUSTODIAL AGREEMENT

                                   EXHIBIT 4

                          UNDERWRITING GUIDE OF SELLER

                                   EXHIBIT 5

                         FORM OF CERTIFICATE OF SELLER

      I, Thomas F. White, hereby certify that I am the duly elected Secretary of Morgan Stanley Credit Corporation, a corporation organized under the laws of the State of Delaware ("Seller"), and further as follows:

      1. Attached hereto as Exhibit A is a true and correct copy of the certificate of incorporation of Seller which is in full force and effect on the date hereof. There has been no amendments or modifications to the certificate of incorporation since April 2, 1993. Attached hereto as Exhibit B is a true and correct copy of the by-laws of Seller which are in full force and effect on the date hereof. There have been no amendments or modifications of the by-laws since June 10, 1993. No event has occurred that has affected the good standing of Seller under the laws of the State of Delaware.

      2. Each person who, as an officer or representative of Seller, signed (a) the Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 between Morgan Stanley Mortgage Capital Inc. ("Purchaser") and Seller (the "Master Mortgage Loan Purchase Agreement"), (b) the Amended and Restated Master Servicing Agreement, Seller Flow Delivery Program, dated as of February 1, 2004 between Seller and Purchaser (the "Master Servicing Agreement"), (c) any Warranty Bill of Sale executed by Seller (a "Warranty Bill of Sale"; the Master Mortgage Loan Purchase Agreement, the Master Servicing Agreement, and each Warranty Bill of Sale are herein referred to, collectively, as the "Agreements"), (d) any of the Assignments (as defined in the Master Mortgage Loan Purchase Agreement) or (e) any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Agreements, was, at the respective times of such signing and delivery, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

      3. The sale of the Mortgage Loans and the transactions contemplated by the Agreements are in the ordinary course of Seller's business.

IN WITNESS WHEREOF, I have hereunto signed my name as of ________________ ___, 200__.

                                    ------------------------------------------
                                    Name:  Thomas F. White
                                    Title: Secretary of Morgan Stanley
                                           Credit Corporation

                                   EXHIBIT 6

            FORM OF ASSIGNMENT FOR ADDITIONAL COLLATERAL AGREEMENTS

                                   ASSIGNMENT

      Reference is made to the Third Amended and Restated Master Mortgage Loan Purchase Agreement (the "Purchase Agreement") dated as of November 1, 2005, between Morgan Stanley Credit Corporation, as seller ("Seller"), and Morgan Stanley Mortgage Capital Inc., as purchaser ("Purchaser"), pursuant to which Seller is selling to Purchaser the Additional Collateral Mortgage Loans listed on the Final Mortgage Loan Schedule. Capitalized terms used and not defined shall have the meanings assigned in the Purchase Agreement.

      For good and valuable consideration, receipt of which is hereby acknowledged, Seller hereby sells, transfers, assigns, sets over and conveys to Purchaser without recourse all of Seller's right, title and interest in and to each pledge agreement and control agreement securing any Additional Collateral Mortgage Loan listed on such Final Mortgage Loan Schedule.

      IN WITNESS WHEREOF, the undersigned has caused this agreement to be duly executed this _____ day of ___________________, 200_.

                                    Morgan Stanley Credit Corporation

                                    By:_______________________________________
                                          Name:
                                          Title:

                                   EXHIBIT 7

      FORM OF NOTICE OF ASSIGNMENT TO AND ACKNOWLEDGMENT BY

                      MORGAN STANLEY MORTGAGE CAPITAL INC.

                                                                ______ __, 2000

TO:   Morgan Stanley Mortgage Capital Inc.

FROM: Morgan Stanley Credit Corporation

RE:   Notice of Assignment

This shall serve as notice that Morgan Stanley Credit Corporation ("Seller") has sold, assigned, and transferred certain Additional Collateral Mortgage Loans designated as such on the attached to Morgan Stanley Mortgage Capital Inc. ("Purchaser") pursuant to that certain Third Amended and Restated Master Loan Purchase Agreement dated as of November 1, 2005, executed by Seller and Purchaser ("Agreement"). In connection with such sale, Seller has assigned to Purchaser its security interest in the control agreements and collateral subject thereto set forth in Schedule A attached hereto.

Morgan Stanley Credit Corporation

By:         ______________________________
Name:
Title:

Acknowledged:

Morgan Stanley Mortgage Capital Inc.

By:         ______________________________
Name:
Title:

                                   EXHIBIT 8

                         FORM OF WARRANTY BILL OF SALE

      On this ___ day of _______, 200_, Morgan Stanley Credit Corporation ("Seller") does hereby sell, transfer, assign, set over and convey to Morgan Stanley Mortgage Capital Inc. ("Purchaser"), without recourse in accordance with the terms of that certain Third Amended and Restated Master Mortgage Loan Purchase Agreement dated as of November 1, 2005, between Seller and Purchaser (as amended, modified, restated or supplemented from time to time, the "Purchase Agreement"; all capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Amended and Restated Master Servicing Agreement), all of the right, title and interest of Seller in and to each Mortgage Loan set forth on the Final Mortgage Loan Schedule attached hereto as Schedule I, including all interest and principal received by Seller on or with respect to each such Mortgage Loan after the Cut-off Date (other than payments of principal and interest due on such Mortgage Loan on or before the Cut-off Date), any related Mortgage Loan Documents and the related Mortgage Files. Each Mortgage Loan set forth on the attached Final Mortgage Loan Schedule shall be subject to the Amended and Restated Master Servicing Agreement, dated as of February 1, 2004, between Seller and Purchaser, from the date hereof, and Seller hereafter shall service and administer each such Mortgage Loan pursuant thereto for Purchaser as the "Owner" thereunder.

      This Warranty Bill of Sale shall be governed by, and construed in accordance with the internal laws (as compared to conflicts of law provision) of the State of Illinois.

                                    Morgan Stanley Credit Corporation

                                    By:_________________________________
                                    Name:
                                    Title:

                                   EXHIBIT 9

                                 TRUST RECEIPT

                                                __________  ___, 200_

Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York  10036

      Attention:  Mr. [Stephen C. Rudner]


            Re: Third Amended and Restated Agreement, dated as of November 1, 2005 (the "Agreement"), between Morgan Stanley Mortgage Capital Inc. (the "Purchaser") and Morgan Stanley Credit Corporation ("Seller").


Ladies and Gentlemen:

      Seller, as bailee pursuant to Section 3(b) of the above-referenced Agreement, hereby certifies that the Purchaser is the holder of this Trust Receipt. Pursuant to the Agreement, the Bailee is entitled to possession of the Mortgage Loan Documents; provided, however, that in the event that the Purchaser requests release of any Mortgage Loan Documents from the possession of the Bailee, the related Mortgage Loan shall no longer be subject to or entitled to the benefits of Section 3(b) of the Agreement.

      The Bailee hereby certifies that it has received the Mortgage Loan Documents with respect to each Mortgage Loan identified on the Mortgage Loan Schedule attached hereto and is holding all Mortgage Loan Documents as bailee for the Purchaser.

                                    MORGAN STANLEY CREDIT CORPORATION


                                    By:  _________________________________
                                    Name:  ______________________________
                                    Title:  _______________________________

                                   EXHIBIT 10

                     FINAL TRUST RECEIPT AND CERTIFICATION

                                                __________  ___, 200_

Morgan Stanley Mortgage Capital Inc.
1585 Broadway

New York, New York  10036

      Attention:  Mr. [Stephen C. Rudner]


            Re: Third Amended and Restated Agreement, dated as of November 1, 2005 (the "Agreement"), between Morgan Stanley Mortgage Capital Inc. (the "Purchaser") and Morgan Stanley Credit Corporation ("Seller").


Ladies and Gentlemen:

      In accordance with the provisions of Section 3(b) of the above-referenced Agreement, the undersigned, as Bailee, hereby certifies that as to each mortgage loan described in the Final Mortgage Loan Schedule attached to the Agreement and a copy of which is attached as Exhibit A hereto (other than any mortgage loan listed as Exhibit B attached hereto), it has reviewed the related Mortgage Loan Documents and has determined that (i) all documents to be delivered to the Bailee listed in Section 3(b) of the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such mortgage loan, and (iii) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Section 3(b) of the Agreement.

      The Bailee hereby confirms that it is holding all Mortgage Loan Documents as agent and bailee for the exclusive use and benefit of the Purchaser pursuant to the terms of Section 3(b) the Agreement.

      All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Agreement.

                                    MORGAN STANLEY CREDIT CORPORATION

                                    By:  _________________________________
                                    Name:  ______________________________
                                    Title:  _______________________________

                                   EXHIBIT 11

                          FORM OF ANNUAL CERTIFICATION

      Re: The Third Amended and Restated Master Mortgage Loan Purchase Agreement dated as of November 1, 2005 (the "Agreement"), among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation

      I, ________________________________, the _______________________ of [NAME
OF SELLER], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

            (1) I have reviewed the servicer compliance statement of the Seller provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Seller's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
      Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Seller during 200[ ] that were delivered by the Seller to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Seller Servicing Information");

            (2) Based on my knowledge, the Seller Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Seller Servicing Information;

            (3) Based on my knowledge, all of the Seller Servicing Information required to be provided by the Seller under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            (4) I am responsible for reviewing the activities performed by the Seller as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Seller has fulfilled its obligations under the Agreement; and

            (5) The Compliance Statement required to be delivered by the Seller pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Seller and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                    Date: _________________________




                                    By:  ________________________________
                                    Name:
                                    Title:

                                   EXHIBIT 12

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by Morgan Stanley Credit Corporation shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Applicable
Servicing Criteria                                                                                       Servicing Criteria
-----------------------------------------------------------------------------------------------------------------------------------
Reference               Criteria
-------------------------------------------------------------------------------------------------------- --------------------------
                        General Servicing Considerations
--------------------                                                                                     --------------------------
1122(d)(1)(i)           Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
--------------------                                                                                     --------------------------
1122(d)(1)(ii)          If any material servicing activities are outsourced to
                        third parties, policies and procedures are instituted
                        to monitor the third party's performance and compliance
                        with such servicing activities.
--------------------                                                                                     --------------------------
1122(d)(1)(iii)         Any requirements in the transaction agreements to
                        maintain a back-up servicer for the mortgage loans are
                        maintained.
--------------------                                                                                     --------------------------
1122(d)(1)(iv)          A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-----------------------                                                                                  --------------------------
                        Cash Collection and Administration

-----------------------                                                                                  --------------------------
1122(d)(2)(i)           Payments on mortgage loans are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt, or such other number of days
                        specified in the transaction agreements.

-----------------------                                                                                  --------------------------
1122(d)(2)(ii)          Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-----------------------                                                                                  --------------------------
1122(d)(2)(iii)         Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances, are made, reviewed and
                        approved as specified in the transaction agreements.

-----------------------                                                                                  --------------------------
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g.,
                        with respect to commingling of cash) as set forth in
1122(d)(2)(iv)          the transaction agreements.
-----------------------                                                                                  --------------------------
1122(d)(2)(v)           Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institution" with respect
                        to a foreign financial institution means a foreign
                        financial institution that meets the requirements of
                        Rule 13k-1(b)(1) of the Securities Exchange Act.
-----------------------                                                                                  --------------------------
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
-----------------------                                                                                  --------------------------
1122(d)(2)(vii)         Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts,
                        including custodial accounts and related bank clearing
                        accounts. These reconciliations are (A) mathematically
                        accurate; (B) prepared within 30 calendar days after
                        the bank statement cutoff date, or such other number of
                        days specified in the transaction agreements; (C)
                        reviewed and approved by someone other than the person
                        who prepared the reconciliation; and (D) contain
                        explanations for reconciling items. These reconciling
                        items are resolved within 90 calendar days of their
                        original identification, or such other number of days
                        specified in the transaction agreements.

-----------------------------------------------------------------------------------------------------------------
                                                                                       Applicable
Servicing Criteria                                                                     Servicing Criteria
-----------------------------------------------------------------------------------------------------------------
Reference               Criteria
-------------------------------------------------------------------------------------- --------------------------
                        Investor Remittances and Reporting

-----------------------                                                                --------------------------
1122(d)(3)(i)           Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements; (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors' or the
                        trustee's records as to the total unpaid principal
                        balance and number of mortgage loans serviced by the
                        Servicer.
-----------------------                                                                --------------------------
1122(d)(3)(ii)          Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and
                        other terms set forth in the transaction agreements.
-----------------------                                                                --------------------------
                        Disbursements made to an investor are posted within two
                        business days to the Servicer's investor records, or
                        such other number of days specified in the transaction
1122(d)(3)(iii)         agreements.
-----------------------                                                                --------------------------
1122(d)(3)(iv)          Amounts remitted to investors per the investor reports
                        agree with cancelled checks, or other form of payment,
                        or custodial bank statements.
-----------------------                                                                --------------------------
                        Pool Asset Administration

-----------------------                                                                --------------------------
1122(d)(4)(i)           Collateral or security on mortgage loans is maintained
                        as required by the transaction agreements or related
                        mortgage loan documents.

-----------------------                                                                --------------------------
1122(d)(4)(ii)          Mortgage loan and related documents are safeguarded as
                        required by the transaction agreements
-----------------------                                                                --------------------------
1122(d)(4)(iii)         Any additions, removals or substitutions to the asset
                        pool are made, reviewed and approved in accordance with
                        any conditions or requirements in the transaction
                        agreements.
-----------------------                                                                --------------------------
1122(d)(4)(iv)          Payments on mortgage loans, including any payoffs, made
                        in accordance with the related mortgage loan documents
                        are posted to the Servicer's obligor records maintained
                        no more than two business days after receipt, or such
                        other number of days specified in the transaction
                        agreements, and allocated to principal, interest or
                        other items (e.g., escrow) in accordance with the
                        related mortgage loan documents.
-----------------------                                                                --------------------------
1122(d)(4)(v)           The Servicer's records regarding the mortgage loans
                        agree with the Servicer's records with respect to an
                        obligor's unpaid principal balance.
-----------------------                                                                --------------------------
1122(d)(4)(vi)          Changes with respect to the terms or status of an
                        obligor's mortgage loans (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by
                        authorized personnel in accordance with the transaction
                        agreements and related pool asset documents.
-----------------------                                                                --------------------------
1122(d)(4)(vii)         Loss mitigation or recovery actions (e.g., forbearance
                        plans, modifications and deeds in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the timeframes or other requirements established by the
                        transaction agreements.
-----------------------                                                                --------------------------
1122(d)(4)(viii)        Records documenting collection efforts are maintained
                        during the period a mortgage loan is delinquent in
                        accordance with the transaction agreements. Such
                        records are maintained on at least a monthly basis, or
                        such other period specified in the transaction
                        agreements, and describe the entity's activities in
                        monitoring delinquent mortgage loans including, for
                        example, phone calls, letters and payment rescheduling
                        plans in cases where delinquency is deemed temporary
                        (e.g., illness or unemployment).

-----------------------                                                                --------------------------
1122(d)(4)(ix)          Adjustments to interest rates or rates of return for
                        mortgage loans with variable rates are computed based
                        on the related mortgage loan documents.

-----------------------------------------------------------------------------------------------------------------
                                                                                       Applicable
Servicing Criteria                                                                     Servicing Criteria
-----------------------------------------------------------------------------------------------------------------
Reference               Criteria
-------------------------------------------------------------------------------------- --------------------------
1122(d)(4)(x)           Regarding any funds held in trust for an obligor (such
                        as escrow accounts): (A) such funds are analyzed, in
                        accordance with the obligor's mortgage loan documents,
                        on at least an annual basis, or such other period
                        specified in the transaction agreements; (B) interest
                        on such funds is paid, or credited, to obligors in
                        accordance with applicable mortgage loan documents and
                        state laws; and (C) such funds are returned to the
                        obligor within 30 calendar days of full repayment of
                        the related mortgage loans, or such other number of
                        days specified in the transaction agreements.

-----------------------                                                                --------------------------
1122(d)(4)(xi)          Payments made on behalf of an obligor (such as tax or
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments,
                        provided that such support has been received by the
                        servicer at least 30 calendar days prior to these
                        dates, or such other number of days specified in the
                        transaction agreements.

-----------------------                                                                --------------------------
1122(d)(4)(xii)         Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid
                        from the servicer's funds and not charged to the
                        obligor, unless the late payment was due to the
                        obligor's error or omission.

-----------------------                                                                --------------------------
                        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of
1122(d)(4)(xiii)        days specified in the transaction agreements.
-----------------------                                                                --------------------------
1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible accounts
                        are recognized and recorded in accordance with the
                        transaction agreements.
-----------------------                                                                --------------------------
                        Any external enhancement or other support, identified
                        in Item 1114(a)(1) through (3) or Item 1115 of
                        Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)          transaction agreements.
-----------------------                                                                --------------------------

-----------------------------------------------------------------------------------------------------------------

                                    MORGAN STANLEY CREDIT CORPORATION


                                    Date: _________________________




                                    By:  ________________________________
                                    Name:
                                    Title:


                                       6